EXHIBIT 32(a)
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Darden Restaurants, Inc. (Company) on Form 10-Q for the quarter ended November 23, 2025, as filed with the Securities and Exchange Commission (Report), I, Ricardo Cardenas, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 30, 2025

/s/ Ricardo Cardenas
Ricardo Cardenas
President and Chief Executive Officer